Income Taxes	12 Months Ended
Apr. 30, 2013
Income Taxes [Abstract]
INCOME TAXES
NOTE 3 - INCOME TAXES

Sunrise uses the asset and liability method, where deferred tax assets and liabilities are determined based on the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities for financial and income tax reporting purposes. Since inception on September 27, 2006 to April 30, 2013, Sunrise incurred net losses and, therefore, has no tax liability. The net deferred tax asset generated by the loss carry-forward has been fully reserved. The cumulative net operating loss carry-forward is approximately $74, 000 at April 30, 2013, and expires beginning in 2028.

Deferred tax assets consisted of the following:

	April 30, 2013	April 30, 2012
Deferred tax assets	$25,172	$22,234
Less: valuation allowance	(25,172)	(22,234)
Net deferred tax asset	$-	$-